AMENDMENT NO. 1 TO
                            THE RYLAND GROUP, INC.
                EXECUTIVE AND DIRECTOR DEFERRED COMPENSATION PLAN



               The Ryland Group, Inc. (the "Company") wishes to amend The Ryland Group, Inc. Executive and Director Deferred Compensation Plan (the "Plan") pursuant to proper authorization by the Board of Directors of the Company.

               Accordingly, effective January 1, 1998, the Plan hereby is amended as follows:

               Section 3.1 of the Plan is amended by replacing the Years of Service and Vested Percentage chart in that Section with the following, revised Years of Service and Vested Percentage chart:

           Years of Service                      Vested Percentage
          ------------------                    -------------------
           Less than 1                            0%
           1                                      20%
           2                                      40%
           3                                      60%
           4                                      80%
           5                                      100%


       IN WITNESS WHEREOF, the Company has executed this Amendment No. 1 to the Plan, effective as specified herein.

WITNESS/ATTEST:                            THE RYLAND GROUP, INC.

KELLY ELINSKY                              By:  EDWARD W. GOLD
--------------------------------              --------------------------------

Print Name:  Kelly Elinsky                 Print Name:  Edward W. Gold

                                           Title:  Sr. VP, Human Resources

                                           Date:  November 6, 1997